CENTRAL SECURITIES CORPORATION

                                ---------------

                         INTERIM REPORT TO STOCKHOLDERS

                            AS OF SEPTEMBER 30, 1997

TO THE STOCKHOLDERS OF

     CENTRAL SECURITIES CORPORATION:

     Financial data for the quarter ended September 30, 1997 and other pertinent information prepared by management without audit by independent auditors are submitted herewith.

     Comparative market values of net assets are as follows:

                                                       Sept. 30, 1997    June 30, 1997    Dec. 31, 1996
                                                       --------------    -------------    -------------
Net assets..........................................    $ 458,740,471    $ 407,685,839    $ 356,685,785
Convertible Preference Stock at liquidation
  preference........................................       (9,041,000)      (9,042,675)      (9,102,050)
                                                       --------------    -------------    -------------
Net assets applicable to Common Stock...............    $ 449,699,471    $ 398,643,164    $ 347,583,735
                                                       --------------    -------------    -------------
                                                       --------------    -------------    -------------
Net asset coverage per share of Convertible
  Preference Stock..................................    $    1,268.50    $    1,127.12    $      979.69
Net assets per share of Common Stock................            33.16            29.39            25.64
Pro forma net assets per share, reflecting
  conversion of the Convertible Preference
  Stock.............................................            31.13            27.67            24.21
     Shares of Convertible Preference Stock
       outstanding..................................          361,640          361,707          364,082
     Shares of Common Stock outstanding.............       13,562,925       13,562,710       13,555,021

     Comparative figures of income are as follows:

                                                                   Nine months ended September 30,
                                                                   -------------------------------
                                                                       1997               1996
                                                                   ------------        -----------
Net investment income...........................................   $  3,543,806        $ 3,574,380
     Number of times Preferred dividend earned..................            6.5                6.3
     Per share of Common Stock..................................            .22*               .23*
Net realized gain on sale of investments........................     27,057,418         13,525,604
Increase in net unrealized appreciation of investments..........     74,709,835         31,209,728
Increase in net assets resulting from operations................    105,311,059         48,309,712

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* Per-share data are based on the average number of Common shares outstanding during the nine-month period and are after recognition of the dividend requirement on the Convertible Preference Stock.

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
                          PRINCIPAL PORTFOLIO CHANGES

                          July 1 to September 30, 1997
                   (Common Stock unless specified otherwise)

                                                                         Number of Shares
                                                            -------------------------------------------
                                                                                              Held
                                                                                          September 30,
                                                            Purchased        Sold             1997
                                                            ---------       -------       -------------
American Management Systems, Inc.........................    437,500                         900,000
The DII Group Incorporated...............................    250,000*                        500,000
Electronic Data Systems Corporation......................    100,000                         300,000
Household International, Inc.............................                    30,000          160,000
IXC Communications Corporation 7 1/4%
  Junior Conv. Pfd. Due 2007.............................        184**                        10,365
Integon Corporation......................................                   100,000               --
Intel Corporation........................................    270,000*                        540,000
Nextel Communications, Inc. Class A......................                    20,000          420,000
Petroleum Geo-Services ASA ADR...........................                    95,000           15,000
Provident Companies, Inc.................................    150,000*                        300,000
Watkins-Johnson Company..................................     10,000                         275,900+

------------

 * Stock split.
** Received as a dividend.
 + Includes shares listed under "Miscellaneous" in the Statement of Investments at June 30, 1997.
                                ---------------

     In the quarter ended September 30, 1997 the Corporation did not repurchase any of its Common or Preference Stock. However, it may from time to time purchase Common or Preference Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders.

     Stockholders' inquiries are welcome.

                                            CENTRAL SECURITIES CORPORATION

                                                 WILMOT H. KIDD, PRESIDENT

375 Park Avenue
New York, NY 10152
October 24, 1997

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
                               BOARD OF DIRECTORS

DONALD G. CALDER                     DUDLEY D. JOHNSON
    President                            President
    G. L. Ohrstrom & Co., Inc.           Young & Franklin Inc.
    New York, NY                         Liverpool, NY

JAY R. INGLIS                        WILMOT H. KIDD
    Executive Vice President             President
    Holt Corporation
    New York, NY

                             C. CARTER WALKER, JR.
                                 Washington, CT

                              GARDINER S. ROBINSON
                               Director Emeritus

                                    OFFICERS

                    WILMOT H. KIDD, President
                    CHARLES N. EDGERTON, Vice President and Treasurer KAREN E. RILEY, Secretary

                                     OFFICE

                      375 Park Avenue, New York, NY 10152
                                  212-688-3011
                           www.centralsecurities.com

                   CUSTODIAN

                     The Chase Manhattan Bank, N.A.
                        770 Broadway, New York, NY 10003

                   TRANSFER AGENT AND REGISTRAR

                     First Chicago Trust Company of New York
                       P. O. Box 2500, Jersey City, NJ 07303-2500

                   INDEPENDENT AUDITORS

                     KPMG Peat Marwick LLP
                       345 Park Avenue, New York, NY 10154

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